Exhibit 10.3

EXCLUSIVE SERVICE AGREEMENT

BETWEEN

     CHANGCHUN DECENS FOODS CO., LTD.

AND

CHANGCHUN YAQIAO BUSINESS CONSULTING CO., LTD.

December 30, 2010

 Exclusive Service Agreement

This Exclusive Service Agreement (this “Agreement”) is entered into as of December 30, 2010 between the following parties.

Party A

Changchun Decens Foods Co., Ltd., is a limited liability company which is incorporated and existing within the territory of the People’s Republic of China (“the PRC”) in accordance with the laws of the PRC. The registration number of its legal and valid business license is 22010201000035X and the legal registered address is No. 40-1 Dama Road, Nanguan District, Changchun City, Jilin Province, the PRC; (“Operating Entity”) and

 Party B

Changchun Yaqiao Business Consulting Co., Limited, is a wholly-foreign owned enterprise which is incorporated and existing within the territory of the PRC in accordance with the laws of the PRC. The registration number of its legal and valid business license is 220101400002578 and its legal address is Unit 503, No. 83-7 Chongqing Road, Chaoyang District, Jilin Province, the PRC.

Whereas, Party A and Party B (collectively the “Parties” and individually the “Party”) intend to promote the development of their businesses through mutual cooperation and utilization of their advantages.

Therefore, the Parties agree as follows after friendly consultation through the principle of equality and mutual benefit.

Article 1 Service

1.1       Party A hereby agrees to engage Party B as the exclusive and sole provider of Services (as defined in Article 2 hereunder) for Party A, and Party B hereof agrees to accept such engagement.

1.2       Party A further agrees that, without prior written consent of Party B, during the term of this Agreement, Party A shall not engage any third party as Party A ’s provider of the Services.

 1.3       Party A agrees that Part B has the right to provide the same or similar Services under this Agreement to any third party and also has the right to appoint other persons or entities to provide the Services to Party A under this Agreement.

Article 2 Scope of Services

2.1             During the term of this Agreement, Party B agrees to provide relevant services (“Services”) to Party A in accordance with the relevant terms and conditions of this Agreement (The specific scope of the Services is provided under Exhibit A attached hereto).

Article 3 Service Fee

3.1             Party B shall provide the account bills to Party A pursuant to the rate of service fee agreed to by the Parties under Exhibit A and the working hours provided by Party B. Party A shall pay the relevant service fees pursuant to the date and the amount indicated in the account bills provided by Party B. Party A and Party B may make other arrangements regarding the payment of service fees at any time through mutual agreement.

3.2             Party A hereto agrees and warrants that Party A shall pay off all the service fees pursuant to Article 3.1 above to Party B firstly, then Party A may pay the entrusted management fees to Party B in accordance with the Entrusted Management Agreement, by and among Party A, all the shareholders of Party A and Party B on December 30, 2010.

Article 4 Intellectual Property

4.1             The Parties hereby understand and agree that the technical data, invention, development, commercial secrets, copyrights, documents and other materials prepared or improved by Party B which are relevant to the provision of the Services under this Agreement shall exclusively belong to Party B, no matter whether the foregoing materials are protected by copyright or patent right.

4.2             Provided that Party A improves the foregoing materials, such development results shall be solely owned by Party B. Party A hereby agree to transfer all the rights, ownerships and interests in connection with such future improvement to Party B.

Article 5 Representations and Warranties

5.1             Party A hereto hereby makes the following representations and warranties to Party B as of the date of this Agreement that:

       (a) Party A is a limited liability company which is incorporated and existing within the territory of the PRC in accordance with the laws of the PRC;

       (b) Party A has the right to enter into this Agreement and the ability to perform the same; and the execution and delivery of this Agreement by Party A have been duly authorized by all necessary corporate action;

       (c)  the execution and delivery of this Agreement will not violate any provision of the laws of the PRC or other governmental or regulatory authorities or approval; and

                      (d) the provisions of this Agreement constitute legal, valid and binding obligations on Party A upon the execution.

5.2             Party B hereby makes the following representations and warranties to Party A as of the date of this Agreement that:

         (a) Party B is a wholy foreign-owned enterprise which is incorporated and existing within the territory of the PRC in accordance with the law of the PRC;

         (b) Party B has the right to enter into the Agreement and the ability to perform the same; and the execution and delivery of this Agreement by Party B have been duly authorized by all necessary corporate action;

         (c) the execution and delivery of this Agreement will not violate any provision of the laws of the PRC or other governmental or regulatory authorities or approval; and

         (d) the provisions of this Agreement constitute legal, valid and binding obligations on Party B upon the execution.

Article 6 Effectiveness and Termination

6.1             This Agreement shall take effect after it is duly executed by the authorized representatives of the Parties hereto with seals affixed and shall be terminated when any of the following occurs,

(a) the winding up of Party A;

(b) the date on which Party B completes the acquisition of Party A in accordance with the Exclusive Option Agreement entered into among Party A, Party B and all the shareholders of Party A as of December 30, 2010; or

(c) the termination date of this Agreement to be otherwise determined by the Parties hereto.

Article 7 Liability for Breach of Agreement

During the term of this Agreement, any violation of any provisions herein by either Party constitutes breach of contract and the breaching Party shall compensate the non-breaching Party for the damage and losses incurred as a result of such breach.

Article 8 Force Majeure

The failure of either Party to perform all or part of the obligations under the Agreement due to force majeure shall not be deemed as breach of contract. The affected Party shall present promptly valid evidence of such force majeure, and the failure of performance shall be settled through consultations between the Parties hereto.

Article 9 Confidentiality

9.1    The Parties hereto agree to and shall cause its employees or representatives who have access to any knowledge of the terms and conditions of this Agreement, to keep strict confidentiality and not to disclose any of these terms and conditions to any third party without the expressive requirements under law or requests from judicial authorities or governmental departments or the written consent of the other Party, otherwise such Party or personnel shall assume corresponding legal liabilities.

9.2              The obligations of confidentiality under Article 9.1 shall survive after the termination of this Agreement.

Article 10 Applicable Law and Dispute Resolution

10.1            The execution, validity, interpretation and performance of this Agreement and the disputes resolution under this Agreement shall be governed by the laws of the PRC.

10.2            The Parties shall strive to settle any dispute arising from the interpretation or performance of this Agreement through friendly consultation. In case no settlement can be reached through consultation within thirty (30) days after such dispute is raised, each Party can submit such matter to the China International Economic and Trade Arbitration Commission for arbitration before a sole arbitrator in accordance with the commission’s then valid rules. The place of arbitration shall be in Beijing. The language of the arbitration shall be Chinese. The arbitral award shall be final and binding on the Parties. The costs of arbitration shall be allocated as determined by the arbitrator.

Article 11 Non-transferability

Unless otherwise specified under this Agreement, no Party can assign or delegate any of the rights or obligations under this Agreement to any third party nor can it provide any guarantee to such third party or carry out other similar activities without the prior written consent from the other Party.

Article 12 Severability

12.1             Any provision of this Agreement that is invalid or unenforceable due to the laws and regulations shall be ineffective without affecting in any way the remaining provisions hereof.

12.2             In the event of the foregoing paragraph, the Parties hereto shall prepare supplemental agreement according to the original intention of the Parties as soon as possible to replace the invalid provision through friendly consultation.

Article 13 Amendment, Modification and Supplement

Any amendment and supplement to this Agreement shall be made by the Parties in writing. The amendment and supplement duly executed by each Party shall be deemed an integral part of this Agreement and shall have the same legal effect as this Agreement.

Article 14 Miscellaneous

14.1             Any and all taxes arising from execution and performance of this Agreement and during the course of providing the Services shall be borne by the Parties respectively pursuant to the provisions of laws and regulations.

14.2             Any amendment entered into by the Parties hereto after the effectiveness of this Agreement shall be an integral part of this Agreement and have the same legal effect as part of this Agreement. In case of any discrepancy between the amendment and this Agreement, the amendment shall prevail. In case of several amendments, the amendment with the latest date shall prevail.

14.3             This Agreement is executed in Chinese and English in duplicates and both the English version and Chinese version shall have the same effect. Each of the original Chinese and English versions of this Agreement shall be executed in two copies. Each Party shall hold one original for each version.

(This space intentionally left blank)

IN WITNESS HEREOF, the Parties hereof have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

Party A: Changchun Decens Foods Co., Ltd.

(Signature and Seal):

Legal Representative/Authorized Representative: Yakun Song

PARTY B:

 (Signature and Seal):

Legal Representative/Authorized Representative: Yakun Song

Exhibit A

Scope of Services

Party B shall provide the following services to Party A:

1. Management and technology consulting services;

2. Technical services;

3. Distribution network establishment consulting services;

4. Foods industry related consulting services; and

5. Marketing services.

Rate of Services Fee

The Parties agree that the rate of service fee to be paid by Party A to Party B shall be

RMB  [  ]/hour.